Exhibit 10.2

AMENDMENT NO. 1 TO INVESTOR RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 (“Amendment”) to the Investor Rights Agreement dated as of June 27, 2003 (the “Investor Rights Agreement”) is made and entered into as April 30, 2004, by and among Voxware, Inc., a Delaware corporation (“the Company”), and the purchasers set forth on the signature pages hereto (the “Purchasers”), which Purchasers are the holders of at least a majority in interest of the Restricted Stock under the Investor Rights Agreement.

W I T N E S S E T H:

WHEREAS, the Company, the Purchasers and certain other holders of the Company’s Series D Convertible Preferred Stock, par value $0.001 per share (“Series D Preferred Stock”), entered into the Investor Rights Agreement on June 27, 2003, which Investor Rights Agreement remains in effect;

WHEREAS, pursuant to a Series D Convertible Preferred Stock Purchase Agreement dated the date hereof (the “Purchase Agreement”), the Company is issuing and selling to the Purchasers on the date hereof 136,730,000 shares (the “Shares”) of Series D Preferred Stock; and

WHEREAS, the parties wish to modify the Investor Rights Agreement pursuant to Section 15(d) thereof as set forth in this Amendment.

NOW, THEREFORE, effective as of the date hereof, the parties hereto, intending to be legally bound, hereby agree to amend and modify the Investor Rights Agreement as follows:

1. The capitalized terms used and not otherwise defined herein shall have the meanings attributed thereto in the Investor Rights Agreement.

2. The parties agree that the shares of Common Stock, $0.001 par value (“Common Stock”), issuable upon the conversion of the Series D Preferred Stock issued and sold by the Company pursuant to the Purchase Agreement shall be deemed to be, for all purposes of the Investor Right Agreement, Conversion Shares and Restricted Stock.

3. The parties agree that the Purchasers shall be deemed to be, for all purposes of the Investor Rights Agreement, Investors under the Investor Rights Agreement, and shall be entitled to all of the rights and benefits of the Investor Rights Agreement as an Investor. The parties agree that, upon the execution of this Amendment, the Purchasers shall become parties to the Investor Rights Agreement as Investors thereunder.

4. Each of the Purchasers who was previously a party to the Investor Rights Agreement hereby waives Section 12 of the Investor Rights Agreement (Right of First Refusal) in connection with the sale of the Shares pursuant to the Purchase Agreement.

5. The parties agree that Section 4(a) of the Investor Right Agreement is hereby amended to add the following sentence at the end of such section:

“The Company agrees that the Common Stock issuable upon conversion of the Series D Preferred Stock issued pursuant to the Series D Convertible Preferred Stock Purchase Agreement dated April 30, 2004 shall be registered under the Securities Act pursuant to the Registration Statement on Form S-2 filed by the Company with the Commission on November 14, 2003 and the Company further agrees to use its best efforts to have such Registration Statement declared effective no later than June 30, 2004 and to conduct such registration in accordance with Section 7 hereof.”

6. The parties agree that clause (vi) of Section 12(f) of the Investor Rights Agreement is amended to provide in its entirety as follows:

“(vi) any securities issued in connection with a line of credit or similar bank facility financing with a traditional commercial lender (provided such securities are not issued to any holders of Series D Preferred Stock and provided further that if such securities are issued to any holders of Series D Preferred Stock, this provision may not be waived pursuant to Section 12(e) hereof), or a joint venture, licensing, development, technology, equipment leasing, marketing or similar customer or strategic relationship provided that each such agreement or relationship is approved by a majority of the Board of Directors and such majority includes at least one of the directors nominated or designated by the holders of Series D Preferred Stock, and”

7. The parties agree that Section 13(a) of the Investor Rights Agreement is hereby amended to add the following clause (xviii):

“(xviii) The Company will permit a representative selected and agreed upon by the Investors set forth on Exhibit A hereto to attend all meetings of the Board of Directors of the Company, and shall provide such representative with such notice and other information with respect to such meetings as are delivered to the directors of the Company. The Company shall reimburse such representative for (i) telephone charges incurred in connection with attending such meetings telephonically and (ii) reasonable travel and lodging expenses up to a maximum of $2,500 per meeting incurred by such representative in attending in person up to two meetings of the Board of Directors of the Company each calendar year, with such reimbursement to be in accordance with the Company’s normal reimbursement policies and procedures. The Company and the Investors agree that this clause (xviii) may not be waived.”

8. The parties agree that the second sentence of Section 15(f) of the Investor Rights Agreement is amended to provide in its entirety as follows:

“Moreover, each of the Investors hereby further agrees for a period of two (2) years from the date of the Closing that it shall (i) limit its sales each month of any shares of Common Stock issued upon conversion of Series D Preferred Stock to no more than ten percent (10%) of the previous month’s trading volume on the principal securities exchange, automated quotation service or consolidated reporting system upon which the Company’s Common Stock is then listed and (ii) not to short sell any shares of Common Stock issued upon conversion of Series D Preferred Stock.”

9. Each party represents and warrants that (i) the execution and delivery of this Amendment has been duly and validly authorized and approved by its Board of Directors or other governing body, (ii) no other proceedings (corporate or otherwise) on its part are necessary to authorize this Amendment, and (iii) this Amendment has been duly and validly executed and delivered by it and constitutes its valid and binding agreement, enforceable against it in accordance with its terms.

10. Any reference to the Investor Rights Agreement in any of the documents delivered by the Company and the Purchasers at the closing of the sale of the Shares on the date hereof shall be deemed to refer to the Investor Rights Agreement as amended by this Amendment.

11. Upon execution hereof, each reference in the Investor Rights Agreement to “this Agreement,” “hereby,” “hereunder,” “herein,” “hereof” or words of like import referring to the Investor Rights Agreement shall mean and refer to the Investor Rights Agreement, as amended by this Amendment.

12. Except as expressly amended herein, the Investor Rights Agreement remains in full force and effect. The Investor Rights Agreement, as amended by this Amendment, constitutes the entire understanding of the parties regarding the subject matter hereof and cannot be modified except by written agreement of the parties.

13. If any provision of this Amendment shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Amendment, and this Amendment shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

14. This Amendment shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of New Jersey, without regard to its principles of conflicts of laws.

15. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as an instrument under seal as of the date first above written.

THE COMPANY:			PURCHASER:

VOXWARE, INC.			EDISON VENTURE FUND V, L.P.

By:	/s/ Allen M. Adler		By:	EDISON PARTNERS V, L.P., its General Partner

	Name:	Allen M. Adler
	Title:	Interim CFO
			By:	/s/ Joseph A. Allegra

				Name:	Joseph A. Allegra
Address:				Title:	General Partner

Address:

Telephone:			Address:

Fax:			Address:

Telephone:

Fax:

PURCHASER:			PURCHASER:

CROSS ATLANTIC TECHNOLOGY FUND II, L.P.

By:	CROSS ATLANTIC CAPITAL PARTNERS, INC., its General Partner		/s/ H.B.E. Van Cutsem

Hugh Bernard Edward Van Cutsem

By:	/s/ Glenn T. Rieger		Address:

	Name:	Glenn T. Rieger	Address:
	Title:	President	Telephone:
Fax:
Address:

Address:

Telephone:

Fax:

PURCHASER:		PURCHASER:

PRODUCTIVE NOMINEES LIMITED		PICTET PRIVATE EQUITY INVESTORS S.A.

By:	/s/ Authorised Signature	By:	/s/ Jurg Egli	/s/ Elaine Brookes

Name:	/s/ Authorised Signature	Name:	Jürg Egli	Elaine Brookes
Title:		Title:	Director	Director
Address:		Address:

Address:		Address:

Telephone:		Telephone:

Fax:		Fax:

PURCHASER:		PURCHASER:

INTERCONTINENTAL SERVICES LTD		UBS FINANCIAL SERVICES INC. NOT IN ITS
CORPORATE CAPACITY BUT SOLELY AS
By:	/s/ Colin Vibert	CUSTODIAN OF THE INDIVIDUAL RETIREMENT ACCOUNT OF JONATHAN M. N. BINDER
Name:	Colin Vibert
Title:	Director
Address:		By:	/s/ Anthony Conti

Address:		Name:	Anthony Conti

Telephone:		Title:	Operations Manager

Fax:

Address:

Address:

Telephone:

Fax:

PURCHASER:		PURCHASER:

JOSHUA M. RAFNER & ANGELA D. RAFNER 2000 TRUST

	/s/ Emilie Van Cutsem	By:

	Emilie Elise Christine Van Cutsem	Name:

Title:

Address:		Address:

Address:		Address:

Telephone:		Telephone:

Fax:		Fax:

PURCHASER:		PURCHASER:

WILLBRO NOMINEES LIMITED

	/s/ Duncan John Lloyd Fitzwilliams	By:

	Duncan John Lloyd Fitzwilliams	Name:

		Title:	Secretary/Director

Address:		Address:

Address:		Address:

Telephone:		Telephone:

Fax:		Fax:

PURCHASER:	PURCHASER: SCORPION NOMINEES (BVI) LIMITED

/s/ David B. Levi	By:	/s/ William Spencer

David B. Levi		Name: William Spencer Title: Scorpion Nominees (BVI) Limited Director

Address:	Address:

Address:	Address:

Telephone:	Telephone:

Fax:	Fax:

EXHIBIT A

Purchasers Entitled to Select Board Observer Pursuant to Section 7

Hugh Bernard Edward Van Cutsem

Mark Foster-Brown

Pictet & Cie

UBS Financial Services Inc. not in

its corporate capacity but solely as

Custodian of the Individual

Retirement Account of Jonathan M. N. Binder

Scorpion Nominees (BVI) Limited

Emilie Elise Christine Van Cutsem

Joshua M. Rafner & Angela D. Rafner 2000 Trust

Intercontinental Services Ltd

Duncan John Lloyd Fitzwilliams

Willbro Nominees Limited